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                                                                   Exhibit 99.19

                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4

                -----------------------------------------------

               Monthly Period:                  10/01/96 to
                                                10/31/96
               Distribution Date:               11/12/96
               Transfer Date:                   11/11/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $5.10125000
                                   Class B                            5.26625011
                                   CIA Inv. Amt.                      6.16456264
                                                           ---------------------
                                   Total (weighted avg.)             $5.21464136


     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $5.10125000
                                   Class B                            5.26625011
                                   CIA Inv. Amt.                      6.16456264
                                                          ----------------------
                                   Total (weighted avg.)             $5.21464136
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                            0.00000000
                                   CIA Inv. Amt.                      0.00000000
                                                          ----------------------
                                   Total                             $0.00000000


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                   Class A                        $53,338,789.65
                                   Class B                          4,813,995.40
                                   CIA Inv. Amt.                    6,109,758.04
                                                          ----------------------
                                   Total                          $64,262,543.09
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         ----------------------------------------

         (a)     The aggregate amount of Allocations of
                 Finance Charge Receivables processed
                 during the Monthly Period which were
                 allocated in respect of the Certificates

                                   Class A                         $9,163,675.10
                                   Class B                                  0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                           $9,163,675.10
                                                          ======================

         (b)     Principal Funding Investment Proceeds
                 (to Class A)                                                N/A
         (c)     Withdrawals from Reserve Account
                 (to Class A)                                                N/A
                                                          ----------------------
                  Class A Available Funds                          $9,163,675.10
                                                          ======================

         (b)     Principal Funding Investment Proceeds
                 (to Class B)                                                N/A
         (c)     Withdrawals from Reserve Account
                 (to Class B)                                                N/A
                                                          ----------------------
                  Class B Available Funds                                  $0.00
                                                          ======================

         (b)     Prin. Funding Investment Proceeds
                 (to Class CIA)                                              N/A
         (c)     Withdrawals from Reserve Account
                 (to Class CIA)                                              N/A
                                                          ----------------------
                  CIA Available Funds                                      $0.00
                                                          ======================

     3.  Principal Receivables/Investor Percentages
         ------------------------------------------

         (a)     The aggregate amount of Principal
                 Receivables in the Trust as of the
                 last day of the Monthly period               $16,892,367,448.16
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 3

         (b)     Invested Amount as of the last day of the
                 preceding month (Adjusted Class A Invested
                 Amount during Accumulation Period)
                                   Class A                       $500,000,000.00
                                   Class B                         45,180,000.00
                                   CIA Inv. Amt.                   57,230,000.00
                                                           ---------------------
                                   Total                         $602,410,000.00

         (c)     The Floating Allocation Percentage: The
                 Invested Amount set forth in paragraph
                 3(b) above as a percentage of the
                 aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                              2.96000%
                                   Class B                              0.26700%
                                   CIA Inv. Amt.                        0.33900%
                                                           ---------------------
                                   Total                                3.56600%

         (d)     During the Amortization Period: The
                 Invested Amount as of _______ (the
                 last day of the Revolving Period)
                                   Class A                                   N/A
                                   Class B                                   N/A
                                   CIA Inv. Amt.                             N/A
                                                           ---------------------
                                   Total                                     N/A

         (e)     The Fixed/Floating Allocation Percentage:
                 The Invested Amount set forth in
                 paragraph 3(d) above as a percentage of
                 the aggregate amount of Principal
                 Receivables set forth in paragraph
                 3(a) above

                                   Class A                                   N/A
                                   Class B                                   N/A
                                   CIA Inv. Amt.                             N/A
                                                           ---------------------
                                   Total                                     N/A

     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)     35 - 64 days                                    $347,434,513.80
         (b)     65 - 94 days                                     211,270,234.43
         (c)     95 - 124 days                                    160,220,603.53
         (d)     125 - 154 days                                   122,449,636.97
         (e)     155 - 184 days                                   112,592,948.22
         (f)     185 or more days                                  87,401,200.13
                                                           ---------------------
                                   Total                       $1,041,369,137.08
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 4

     5.  Monthly Investor Default Amount.
         -------------------------------

         (a)     The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Monthly Period
                 allocable to the Invested Amount (the
                 aggregate "Investor Default Amount")

                                   Class A                         $2,223,161.25
                                   Class B                            200,884.85
                                   CIA Inv. Amt.                      254,463.04
                                                          ----------------------
                                   Total                           $2,678,509.14
                                                          ======================


     6.  Investor Charge-Offs & Reimbursements of
         ----------------------------------------
         Charge-Offs.
         -----------

         (a)     The aggregate amount of Class A Investor
                 Charge-Offs and the reductions in the
                 Class B Invested Amount and the CIA
                 Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (b)     The amounts set forth in paragraph 6(a)
                 above, per $1,000 original certificate
                 principal amount (which will have the
                 effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (c)     The aggregate amount of Class A Investor
                 Charge-Offs reimbursed and the
                 reimbursement of reductions in the
                 Class B Invested Amount and the CIA
                 Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                  Series 1996-4
Page 5


         (d)     The amount set forth in paragraph 6(c)
                 above, per $1,000 interest (which will
                 have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


     7.  Investor Servicing Fee.
         ----------------------

         (a)     The amount of the Investor Monthly
                 Servicing Fee payable by the Trust to
                 the Servicer for the Monthly Period

                                   Class A                           $625,000.00
                                   Class B                             56,475.00
                                   CIA Inv. Amt.                       71,537.50
                                                          ----------------------
                                   Total                             $753,012.50
                                                          ======================


     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated CIA and Class B
         Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   CIA Inv. Amt.                            0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


     9.  CIA Invested Amount
         -------------------

         (a)     The amount of the CIA Invested Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be
                 made in respect of the preceding month           $57,230,000.00


         (b)     The Required CIA Invested Amount as of
                 the close of business on the related
                 Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                  $57,230,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 6


     10. The Pool Factor.
         ---------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                                 ---------------
                                   Total (weighted avg.)              1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Perio                12.92%

     12. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.69%




C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)     Accumulation Period commencement date                  07/31/05

         (b)     Accumulation Period length (months)                           1

         (c)     Accumulation Period Factor                                25.07

         (d)     Required Accumulation Factor Number                          11

         (e)     Controlled Accumulation Amount                  $602,410,000.00

         (f)     Minumum Payment Rate (last 12 months)                     9.54%


     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                     $0.00
         Plus:   Principal Collections for Related Monthly
                 Period from Principal Account                              0.00
         Plus:   Interest on Principal Funding Account
                 Balance for Related Monthly Period                          N/A
         Less:   Withdrawals to Finance Charge Account                       N/A
         Less:   Withdrawals to Distribution Account                        0.00
                                                          ----------------------
     Ending Balance                                                        $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-4
Page 7


     3.  Accumulation Shortfall
         ----------------------

                 The Controlled Deposit Amount for the
                 previous Monthly Period                                    N/A

         Less:   The amount deposited into the Principal
                 Funding Account for the Previous
                 Monthly Period                                             N/A
                                                         ----------------------

                 Accumulation Shortfall                                     N/A
                                                         ======================

                 Aggregate Accumulation Shortfalls                          N/A
                                                         ======================

     4.  Principal Funding Investment Shortfall
         --------------------------------------

                 Covered Amount                                             N/A

         Less:   Principal Funding Investment Proceeds                      N/A
                                                         ----------------------
                 Principal Funding Investment Shortfall                     N/A

D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis

         (a)     Required Reserve Account Amount percentage
                 (0.5% of Class A Invested Amount or other amount
                 designated by Transferor)                                $0.00

         (b)     Required Reserve Account Amount ($)                       0.00

         (c)     Required Reserve Account Balance after effect of          0.00
                 any transfers on the Related Transfer Date

         (d)     Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date              $0.00

     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date                N/A

     3.  Withdrawals from the Reserve Account
         ------------------------------------

         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the Related Transfer
         Date (1(d) plus 2 above)                                           N/A

     4.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period         4.33%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President